EXHIBIT 32.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICERAND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett Henrichsen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Masterbeat Corporation Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Masterbeat Corporation.


Date: May 17, 2010                       /s/ Brett Henrichsen
                                         ---------------------------------------
                                  Name:  Brett Henrichsen
                                  Title: Chief Executive Officer and
                                         Chief Financial Officer